SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): September 1, 1999



                            HERSHA HOSPITALITY TRUST
             (Exact name of registrant as specified in its charter)


        Maryland                       005-55249                 251811499
(State or other jurisdiction      (Commission File No.)       I.R.S. Employer
    of incorporation)                                       (Identification No.)



                            148 Sheraton Drive, Box A
                       New Cumberland, Pennsylvania 17070
                    (Address of principal executive offices)


                                 (717) 770-2405
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

      On July 27, 1999, the Board of Trustees of Hersha Hospitality Trust (the "Company") approved the acquisition of all the partnership interests in 2844 Associates, a Pennsylvania limited partnership and, through the ownership of 2844 Associates, a 77-room Clarion Inn & Suites hotel located in Harrisburg, Pennsylvania. The Board of Trustees also approved the acquisition of a Hampton Inn hotel located in Danville, Pennsylvania from 3544 Associates. Collectively, the Clarion Inn & Suites and the Hampton Inn hotels are referred to as the ("Hersha Acquisition Hotels").

      2844  and  3544  Associates  were  established  as  Pennsylvania   limited
partnerships owned by Hasu P. Shah and certain executive members and affiliates of the Company (the "Hersha Affiliates").

      Shree Associates, JSK II Associates, Devi Associates, Shreeji Associates, Kunj Associates and Shanti III Associates (all Pennsylvania limited partnerships controlled by certain Hersha Affiliates); Neil H. Shah and David L. Desfor (both Hersha Affiliates); and Shreenathji Enterprises, Ltd. (a Pennsylvania corporation controlled by certain Hersha Affiliates) contributed their partnership interests in the Clarion Inn & Suites to 2844 Associates.

      All of the limited partnership interests in 2844 Associates were contributed to Hersha Hospitality Limited Partnership ("HHLP" or the "Partnership"). Further, the general partnership interest in 2844 Associates, which was owned by Shreenathji Enterprises, Ltd., was contributed to Hersha Hospitality, LLC, a Virginia limited liability company ("HHLLC"). HHLP is the sole member of HHLLC. Upon the transfer of both limited partnership and general partnership interests by the Hersha Affiliates, 2844 became a wholly-owned subsidiary of HHLP. 2844 Associates does not own any assets other than this recently-acquired Clarion Inn & Suites hotel.

      144 Associates, 344 Associates, 544 Associates and 644 Associates, all Pennsylvania limited partnerships controlled by certain Hersha Affiliates, sold their interests in the Hampton Inn, Danville along with the land and improvements to 3544 Associates, a wholly-owned subsidiary of the Partnership. 3544 Associates does not own any assets other than this recently-acquired Hampton Inn hotel along with the land and improvements.

      The purchase prices for the Hampton Inn and Clarion Inn & Suites are $3.6 million and $2.7 million, respectively. The purchase price valuations for the properties acquired from the Hersha Affiliates were based upon the rent to be paid by the Lessee under percentage leases. The purchase prices of these hotels will be adjusted on December 31, 2001 by applying a pricing methodology to such hotels' cash flows in a manner similar to that of the other hotels purchased by HHLP from the Hersha Affiliates. The adjustments must be approved by a majority of the Company's independent trustees.

      The Partnership acquired the Hampton Inn in exchange for (i) subordinated units of limited partnership interest in the Partnership that will be redeemable, subject to certain limitations, for an aggregate of approximately 173,333 of the Company's Class B common shares of beneficial interest with a value of approximately $1.0 million, and (ii) the assumption of approximately $2.6 million of mortgage indebtedness. The Company's Priority Class A common shares of beneficial interest are entitled to a priority over the subordinated units and Class B common shares with respect to distributions and amounts payable upon liquidation for a period of time based upon the trading price of the Priority Class A common shares, but in no event ending later than January 26, 2004. The purchase price of the Clarion Inn & Suites was paid through the assumption of mortgage indebtedness of approximately $2.1 million and borrowings under the Company's line of credit. Both the Hampton Inn and the Clarion Inn & Suites were purchased as of September 1, 1999 (the "Settlement Date").

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      Following the acquisition of the hotel properties by the Partnership, both properties will be leased by the Partnership to Hersha Hospitality Management, L.P. (the "Lessee"), the lessee of the Partnership's other hotel properties. The hotels will be leased pursuant to percentage leases that provide for rent based in part on the room revenues from the hotels. The leases went into effect on the Settlement Date.

      The following table sets forth (i) the Initial Fixed Rent, (ii) Annual Base Rent, and (iii) the annual Percentage Rent formula currently anticipated for the Hampton Inn and the Clarion Inn & Suites, respectively.

Acquired               Initial        Base
Hotel                  Fixed Rent     Rent        Percentage Rent Formula
-----                  ----------     ----        -----------------------

Hampton Inn            $504,116       $234,000    43.2% of room revenue up to
Danville, PA                                      $916,749, plus 65% of room
                                                  revenue in excess of $916,749
                                                  but less than $1,078.528, plus
                                                  29.0% of room revenue in
                                                  excess of $1,078,528, plus
                                                  8.0% of all non-room revenue.

Clarion Inn & Suites    $404,031      $175,500    35.3% of room revenue up to
Harrisburg, PA                                    $855,611, plus 65% of room
                                                  revenue in excess of $855,611
                                                  but less than $1,006,601, plus
                                                  29.0% of room revenue in
                                                  excess of $1,006,601, plus
                                                  8.0% of all non-room revenue.

      In connection with the sale of the Clarion Inn & Suites to the Company, 2844 Associates entered into an option agreement, dated September 1, 1999, with 2944 Associates, a Pennsylvania limited partnership owned by Hasu P. Shah and certain executive members and affiliates of the Company. Under this option agreement, 2844 Associates granted to 2944 Associates an option to purchase an outparcel of land adjacent to the Clarion Inn & Suites. In consideration for the grant of this option, 2944 Associates agreed to assume a debt of 2844 Associates to Shreenathji Enterprises, Ltd. in the amount of $500,000. The purchase price for this parcel shall be one dollar ($1.00), payable at the time of settlement.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)         Financial Statements.

            The combined balance sheets and statements of operations, partners' equity and cash flows of the Hersha Acquisition Hotels as of December 31, 1998 and June 30, 1999 are included as Exhibit 99.1 to this Form 8-K/A.

(b)         Pro Forma Financial Information.

            The pro forma financial (unaudited) as of June 30, 1999 and for the six months ended June 30, 1999 and the twelve months ended December 31, 1998 reflecting all of the acquisitions made by the Company since its inception, including the acquisitions of the Hersha Acquisition Hotels, is included as Exhibit 99.2 to this Form 8-K/A.

(c)         Exhibits.

            10.1 Option Agreement, dated September 1, 1999, between 2844 Associates and 2944 Associates

            99.1  The  combined   balance  sheets  and  statements  of
                  operations, partners' equity and cash flows of the Hersha Acquisition Hotels as of December 31, 1998 and June 30, 1999.

            99.2 The pro forma financial (unaudited) as of June 30, 1999 and for the six months ended June 30, 1999 and the twelve months ended December 31, 1998.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Hersha Hospitality Trust


                                    By: /s/ Hasu P. Shah
                                        --------------------
                                        Hasu P. Shah
                                        Chief Executive Officer

Date:  November 15, 1999


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                                  EXHIBIT INDEX

10.1 Option Agreement, dated September 1, 1999, between 2844 Associates and 2944 Associates

99.1 The combined balance sheets and statements of operations, partners' equity and cash flows of the Hersha Acquisition Hotels as of December 31, 1998 and June 30, 1999.

99.2 The pro forma financial (unaudited) as of June 30, 1999 and for the six months ended June 30, 1999 and the twelve months ended December 31, 1998.

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